                        STAGECOACH VARIABLE ANNUITY(TM)
                      STAGECOACH VARIABLE ANNUITY PLUS(TM)
                  STAGECOACH EXTRA CREDIT VARIABLE ANNUITY(TM)






                                                       ------------------
                                                       ANNUAL REPORT
                                                       ------------------
                                                       DECEMBER 31, 1997
                                                       ------------------



                                NOT FDIC INSURED

                               TABLE OF CONTENTS

Letter to Contract Holders..................................   2
Life & Annuity Trust Financial Statements...................   5
American Skandia Trust Financial Statements.................  35
Alger American Fund Financial Statements....................  81

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, and Stagecoach Extra Credit Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current prospectus, as applicable, which discloses any charges and other important information about the Account, together with the current applicable prospectus for the Life & Annuity Trust, the American Skandia Trust, and the Alger American Growth Fund.

The financial statements for the sub-accounts that invest in Portfolios of American Skandia Trust reflect financial activity for the Stagecoach Variable Annuities and other products that use the same sub-accounts.

 VARIABLE ANNUITIES:
---------------------------------------------------------------------

 - are NOT insured by the FDIC or U.S. Government

 - are NOT obligations or deposits of Wells Fargo Bank nor guaranteed by the Bank

 - involve investment risk, including possible loss of principal  [NO FDIC LOGO]

STAGECOACH VARIABLE ANNUITY
STAGECOACH VARIABLE ANNUITY PLUS
STAGECOACH EXTRA CREDIT VARIABLE ANNUITY
ANNUAL REPORT

TO OUR CONTRACT HOLDERS:

     Powerful performances in the domestic equity markets brought investors yet another outstanding record for 1997. With the Dow Jones Industrial Average pacing through the 8000 point mark several times in the recent months and with an S&P 500 Index just shy of 30% at 12/31/97, individual and corporate investors celebrated the seventh anniversary of the bull market run.

     We witnessed varying degrees of volatility during this period. In mid-October, a market correction seized the markets for one or two days before prices found their floors and proceeded to climb again. Similarly, as this letter is written, the Asian Tiger economies and their currencies have lost value. We are actively watching their day-to-day status to better evaluate a recovery and monitor the impact of this fall-off on our own and the world's economy.

     Offering you a selection of top-flight portfolios that can help your long-term savings and investment programs succeed -- despite such volatility -- is a cornerstone of the American Skandia investment philosophy. This past winter, we introduced five new portfolios into the American Skandia Trust engaging in four new partnerships with proven, well-regarded asset management organizations.

     With approval from Board of Trustees, on 12/2/97, we brought into the Trust, the following portfolios:

     1. BT (Bankers Trust) Enhanced 500 Portfolio
     2. Cohen and Steers Real Estate Trust Portfolio
     3. Lord Abbett Small Capitalization Value Portfolio
     4. Marsico Capital Growth Portfolio
     5. Stein Roe Venture Portfolio

     The new portfolios expand our capability by broadening our coverage of the equity style universe as defined by the style and capitalization guidelines from Morningstar. As an example, the five new portfolios offer investors selection in Large Cap Growth -- Marsico Capital Growth; Large Cap Blend -- BT Enhanced 500; Mid-Cap Value -- Cohen & Steers Real Estate; Small Cap Blend -- Stein Roe Venture; and Small Cap Value -- Lord, Abbett Small Cap Value.

     What this means for you, our investors, is a greater range of managers and portfolios from which to choose. We believe that our mission is to provide selection for the investing public through financial intermediaries who can provide professional advice and insight. By enabling the selection to broaden and cover the principal asset classes and capitalization strata, we hope to fulfill this objective.

AST BANKERS TRUST ENHANCED 500

     The first index fund in our offering, Bankers Trust is recognized as a premier index manager with a broad range of institutional clients. Bankers Trust, headquartered in New York City, manages over 317.8 billion including 3 Billion in index funds.

AST COHEN & STEERS REAL ESTATE PORTFOLIO

     The addition of Cohen & Steers, the first name in real estate investment trust management, is an exciting inflection point for American Skandia. At present, the portfolio in which AST is investing, is the largest public REIT fund representing the broadest possible research and investment selection capability in the industry. Located in New York City with over 5.83 billion under management, the AST Cohen & Steers Real Estate Portfolio is personally managed by partner Robert Steers.

AST LORD ABBETT SMALL CAPITALIZATION VALUE PORTFOLIO

     A familiar manager and partner to American Skandia, Lord Abbett's value discipline attracts assets and delivers consistently strong value-oriented results for investors. The small cap value portfolio, managed by Robert Fetch, a veteran investor with more than 20 years experience in this style, enlarges the capacity of AST to accept assets in this important asset class.

AST MARSICO CAPITAL GROWTH PORTFOLIO

     We are delighted to welcome Tom Marsico and his superb management team to American Skandia. Marsico, familiar to most of us as the former manager of the Janus Capital Growth portfolio, established his own equity management firm in Denver this autumn following his departure from Janus. Focusing on selecting high quality, large capitalization growth companies with multi-national presence, Marsico Capital Growth is an exciting addition to the American Skandia Trust.

AST STEIN ROE VENTURE PORTFOLIO

     Stein Roe is a well respected manager of personal and institutional assets, located in Chicago with a tradition of superior stock picking expertise dating back to the 1930s. Stein Roe is offering investors its proven small capitalization security selection process which seeks quality fundamentals and improving market prospects. The portfolio rounds out our small cap offerings.

     Our goal is to provide you and your financial advisors with choice and selection. I think that you will agree with us that the new portfolios enhance your ability to choose from among the best. Your overwhelming response in 1997, with more than $3.7 billion in sales, is a positive signal that we are delivering the products and portfolio opportunities that you seek.

Best regards,

/s/ GORDON C. BORONOW

Gordon C. Boronow

                     [This page intentionally left blank.]

                              LIFE & ANNUITY TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

ASSET ALLOCATION FUND

The Asset Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclay's Global Fund Advisors ("BGFA") serves as sub-investment advisor. BGFA uses an investment model developed over the past 20 years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation.

Q. What was the total return for the Fund for the year ended December 31, 1997?

A. The Fund recorded a 20.88% total return for the year.

Q. Increased corporate earnings and low inflation have fueled S&P 500 stocks over the recent years. Was this the case during the year?

A. Yes, a strong economy with above-expected earnings and a low inflation rate were once again the primary drivers of the S&P 500's rise of over 33% for the year. Corporate earnings have continued to meet or exceed analysts' expectations, with positive earnings surprises having surpassed negative surprises. Inflation has been kept at bay. The annual inflation rate was below 2.0% for the year.

Q. What is the current analysis: can the equities market support these valuations?

A. Investor concerns that the stock market may be overvalued may have contributed to the slackening pace of the market over the last quarter. The market's susceptibility to bad news was demonstrated in the reaction to the crisis in the Asian markets. The S&P 500 forward price-to-earning ratio, which measure stock prices against expected earnings over the next year, reached a post-World War II high of 19.2 in July. The general decline in the last quarter helped nudge the P/E ratio down. If earnings continue at the current pace and inflation remains low, we believe the current market valuations may be justified. An increase in the inflation rate (most likely causing the Fed to hike interest rates) and/or any downturn in corporate earnings could cause a further correction in the equities market, forcing the valuation down to something closer to historical averages.

Q. Have the swings in the market been reflected in swings in the Fund's investment allocation?

A. Throughout the first six or seven months of the year, the allocation was relatively stable, remaining at about 60% bonds and 40% stocks. This was due to the model's analysis, discussed above, that the stock market was overvalued. The allocation began to shift as the Asian financial crisis, among other causes, began to take the steam out of the stock market -- including the Dow's largest ever one-day point decline on October 27. This helped bring stock valuations closer in line with historical averages. The fourth quarter's equity decline, coupled with the inflows into the US bond market as foreign dollars tried to find a safe haven, caused the value-adjusted outlook to favor stocks again. The year ended with an allocation of 65% stocks, 35% bonds. Due to the small size of the Fund, its exposure to equities was realized through the use of S&P 500 futures contracts instead of investing directly in common stocks which comprise the S&P 500 Index. The Advisor adopted this strategy to maximize the Fund's ability to meet its investment objectives.

Q. What was the year end relative yield difference between cash and bonds?

A. The yield curve, which measures the differences in yields for bonds of different maturity lengths, "flattened" throughout the year, meaning that the long-term yields and short-term (cash) drew closer together. Thirty-year Treasury yields were down to 5.92% by the end of 1997, while the three month yield (cash) ended at 5.34%.

                           LAT ASSET ALLOCATION FUND

                                    [GRAPH]



               LAT Asset           Lehman Brothers U.S.     IBC/Donoghue
               Allocation Fund     Treasury Bond Index      Money Fund Average       S&P 5000

               10000               10000                    10000                    10000
               9940                9934                     10028                    10164
6/94           9796                9840                     10058                    9915
               10107               10173                    10090                    10241
               10248               10098                    10123                    10660
9/94           9964                9780                     10158                    10400
               10055               9746                     10195                    10633
               9954                9803                     10234                    10246
12/94          10113               9954                     10277                    10398
               10384               10209                    10322                    10668
               10707               10499                    10369                    11083
3/95           10894               10590                    10416                    11409
               11137               10778                    10464                    11745
               11686               11605                    10512                    12214
6/95           11870               11740                    10560                    12497
               12031               11553                    10608                    12911
               12127               11809                    10654                    12944
9/95           12438               12026                    10701                    13490
               12514               12363                    10747                    13442
               12860               12672                    10794                    14031
12/95          13041               13009                    10841                    14301
               13284               13009                    10886                    14788
               13180               12381                    10931                    14925
3/96           13256               12134                    10975                    15068
               13233               11932                    11019                    15290
               13350               11870                    11063                    15683
6/96           13531               12122                    11107                    15742
               13223               12127                    11151                    15047
               13199               11976                    11196                    15364
9/96           13705               12306                    11241                    16227
               14185               12790                    11286                    16675
               14917               13217                    11331                    17934
12/96          14535               12893                    11376                    17579
               14815               12800                    11422                    18678
               14853               12808                    11467                    18824
3/97           14323               12481                    11513                    18050
               14904               12786                    11561                    19128
               15406               12929                    11608                    20292
6/97           15820               13180                    11657                    21204
               16903               13958                    11706                    22889
               16211               13572                    11755                    21607
9/97           16822               13940                    11804                    22792
               16849               14409                    11854                    22030
               17232               14602                    11904                    23050
12/97          17569               14845                    11954                    23447


Total Return for the year ended December 31, 1997: 20.88%

Three-year Average Annual Total Return: 20.21%
Average Annual Return Since Inception: 16.22%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Asset Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more or less than their original cost.

      6. During 1997, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

                                                                              INTEREST         MATURITY
 PRINCIPAL                            SECURITY NAME                             RATE             DATE              VALUE
                  U.S. TREASURY SECURITIES (99.48%)
                  U.S. TREASURY BILLS (68.70%)
$ 8,310,000       U.S. Treasury Bills                                           4.71%+         01/15/98         $ 8,292,853
  8,932,000       U.S. Treasury Bills                                           5.00+          02/05/98           8,884,674
  3,814,000       U.S. Treasury Bills*                                          5.00+          02/26/98           3,783,162
 31,387,000       U.S. Treasury Bills                                           5.01+          01/22/98          31,291,531
    297,000       U.S. Treasury Bills                                           5.02+          02/19/98             294,777
  4,664,000       U.S. Treasury Bills                                           5.10+          03/05/98           4,622,635
  2,281,000       U.S. Treasury Bills                                           5.13+          03/26/98           2,253,968
                                                                                                                -----------
                                                                                                                $59,423,600
                  U.S. TREASURY BONDS (30.78%)
$   900,000       U.S. Treasury Bonds                                           6.00%          02/15/26         $   898,874
  4,800,000       U.S. Treasury Bonds                                           8.50           02/15/20           6,238,502
  5,000,000       U.S. Treasury Bonds                                           8.75           05/15/20           6,657,815
  2,350,000       U.S. Treasury Bonds                                           8.75           08/15/20           3,133,579
  2,200,000       U.S. Treasury Bonds                                           8.88           02/15/19           2,943,875
  5,000,000       U.S. Treasury Bonds                                           9.00           11/15/18           6,757,815
                                                                                                                -----------
                                                                                                                $26,630,460
                  TOTAL U.S. TREASURY SECURITIES                                                                $86,054,060
                  (Cost $84,739,465)
                  TOTAL INVESTMENTS IN SECURITIES
                  (Cost $84,739,465)** (Notes 1 and 3)    99.48%                                                $86,054,060
                  Other Assets and Liabilities, Net        0.52                                                     451,796
                                                        -------                                                 -----------
                  TOTAL NET ASSETS                       100.00%                                                $86,505,856
                                                        =======                                                 ===========

--------------------------------------------------------------------------------
 + Yield to maturity.
 * These U.S. Treasury Bills are held in a segregated account for margin requirements on future contracts. As of 12/31/97 the notional contractual value of the futures contracts was $50,893,650. See note 1.
** Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation          $1,317,010
                Gross Unrealized Depreciation              (2,415)
                                                       ----------
                NET UNREALIZED APPRECIATION            $1,314,595
                                                       ==========

The accompanying notes are an integral part of these financial statements.

GROWTH AND INCOME FUND

The Growth and Income Fund seeks to earn current income and achieve long-term capital appreciation. It seeks to achieve this objective by investing in common stocks and preferred stocks and debt securities that are convertible into common stocks. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and securities that are convertible into common stocks and at least 65% of its total assets in income-producing securities.

Q. What was the total return for the Fund for the year ended December 31, 1997?

A. The Fund recorded an 17.33% total return for the year.

Q. What characterized the equity market this year?

A. Despite volatility towards the end of the year in particular, the stock market had another very strong year. As measured by the S&P 500 Index, the equity market had a total return of 33.17%. Much of the growth was found in the large cap stocks as investors tended to look for stable, high quality companies that they thought provided a degree of safety amid the general uncertainty surrounding the direction of interest rates, inflation and the continuation of the bull markets. This large cap orientation was seen again in the S&P 500's quick recovery following the October setback sparked by the Asian financial crisis. Small cap indexes, such as the Russell 2000, which returned 22.36% for 1997, did less well by comparison to large-cap indexes such as the S&P 500 Index.

Q. What sectors did well during the year? Which did poorly?

A. For the full year, financial stocks posted the best sector return as lower interest rates and industry consolidation buoyed prices for bank, insurance and credit card companies. Healthcare stocks rose as investors sought their consistent dividends. Basic materials and energy stocks underperformed expectations due to weak commodities prices and deflation fears spawned by the Asian crisis.

Q. What's the outlook for the growth sector?

A. We feel that the current high equity prices makes the equity market vulnerable as investors continue to assess the potential impact of Asian -- especially Japanese -- markets on U.S. corporate earnings growth. In the end we expect only a moderate impact, but combined with the natural slowing of the nearly seven year long economic expansion, we expect that overall growth will be less than in recent years. We believe that earnings reports in 1998 will demonstrate that the Asian markets have not overly affected US corporate growth, and that the growth sector will rebound.

                             LAT GROWTH AND INCOME

                               [Graph]

          LAT Growth and Income        S&P 500
          ---------------------        -------
               10000                    10000
               10110                    10164
6/94            9888                     9915
               10189                    10241
               10511                    10660
9/94           10422                    10400
               10502                    10633
               10260                    10246
12/94          10447                    10398
               10508                    10668
               10994                    11083
3/95           11237                    11409
               11390                    11745
               11930                    12214
6/95           12209                    12497
               12589                    12911
               12794                    12944
9/95           13223                    13490
               12801                    13442
               13325                    14031
12/95          13497                    14301
               13748                    14788
               14260                    14925
3/96           14297                    15068
               14769                    15290
               15136                    15683
6/96           14676                    15742
               14108                    15047
               14518                    15364
9/96           15247                    16227
               15659                    16675
               16662                    17934
12/96          16525                    17579
               17473                    18678
               16966                    18624
3/97           16376                    18050
               17036                    19128
               18117                    20292
6/97           18506                    21204
               20013                    22889
               18853                    21607
9/97           19906                    22792
               18986                    22030
               19280                    23050
12/97          19389                    23447

Total Return for the Year Ended December 31, 1997: 17.33%
Three-year Average Annual Total Return: 22.89%
Average Annual Total Return Since Inception: 19.31%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

      2. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      3. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Growth and Income Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

      4. During 1997, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 COMMON STOCKS (89.14%)
                 AEROSPACE (1.70%)
    15,000       Boeing Co                                                          $   857,615       $   734,063
     5,000       Lockheed Martin Corp                                                   527,804           492,500
                                                                                    -----------       -----------
                                                                                    $ 1,385,419       $ 1,226,563
                 APPLIANCES AND FURNITURE (1.20%)
    20,500       Sunbeam-Oster Co Inc                                               $   619,068       $   863,563
                 AUTOMOBILE & RELATED (1.84%
    21,000       Danaher Corp                                                       $   874,115       $ 1,325,625
                 BASIC INDUSTRIES (3.34%)
    13,400       Aluminum Co of America                                             $   899,658       $   943,025
    12,800       Colgate-Palmolive Co                                                   685,664           940,800
    12,300       Monsanto Co                                                            443,860           516,600
                                                                                    -----------       -----------
                                                                                    $ 2,029,182       $ 2,400,425
                 BEVERAGE BREWING AND DISTRIBUTION (3.01%)
    20,900       Coca-Cola Co                                                       $ 1,383,789       $ 1,392,463
    21,300       Pepsico Inc                                                            780,853           776,119
                                                                                    -----------       -----------
                                                                                    $ 2,164,642       $ 2,168,582
                 COMMERCIAL SERVICES (2.11%)
    41,000       Service Corp International                                         $ 1,291,254       $ 1,514,438
                 COMPUTER SOFTWARE (2.46%)
    14,600       First Data Corp                                                    $   563,633       $   427,050
    10,400       Microsoft Corp!                                                      1,454,653         1,344,200
                                                                                    -----------       -----------
                                                                                    $ 2,018,286       $ 1,771,250
                 COMPUTER SYSTEMS (4.75%)
    21,000       Cisco Systems Inc!                                                 $   833,105       $ 1,170,750
     9,400       Hewlett Packard Co                                                     636,474           587,500
     8,900       International Business Machines Corp                                 1,001,450           930,606
     9,100       Lucent Technologies Inc                                                737,874           726,863
                                                                                    -----------       -----------
                                                                                    $ 3,208,903       $ 3,415,719

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 ENERGY & RELATED (11.25%)
    10,200       Amoco Corp                                                         $   916,955       $   868,275
    14,400       Anadarko Petroleum Corp                                                890,170           873,900
    15,000       Baker Hughes Inc                                                       666,671           654,375
    22,000       Exxon Corp                                                           1,409,870         1,346,125
     7,200       FPL Group Inc                                                          379,759           426,150
     8,800       Mobil Corp                                                             599,139           635,250
    19,200       Royal Dutch Petroleum Co                                             1,037,232         1,040,400
     7,243       Santa Fe International Corp                                            339,288           294,700
     8,149       Schlumberger Ltd                                                       629,551           655,995
    10,200       Texaco Inc                                                             551,597           554,625
     9,100       Tosco Corp                                                             296,333           344,094
    14,200       Williams Co Inc                                                        332,795           402,917
                                                                                    -----------       -----------
                                                                                    $ 8,049,360       $ 8,096,806
                 ENTERTAINMENT & LEISURE (1.20%)
     8,700       Disney (Walt) Co                                                   $   818,540       $   861,844
                 FINANCE & RELATED (13.20%)
    16,100       American International Group Inc                                   $ 1,274,351       $ 1,750,875
     6,000       Banc One Corp                                                          324,934           325,875
    14,700       Chase Manhattan Bank                                                 1,521,317         1,609,650
    29,600       Conseco Inc                                                          1,181,818         1,344,950
    13,100       Federal Home Loan Mortgage Corp                                        457,998           549,381
    11,800       Household International Inc                                          1,197,031         1,505,238
    15,264       MBNA Corp                                                              389,659           416,898
    28,900       SAFECO Corp                                                          1,400,866         1,408,875
     9,700       Schwab (Charles) Corp                                                  268,180           406,794
     7,000       Security Capital Industrial Trust                                      142,134           174,125
                                                                                    -----------       -----------
                                                                                    $ 8,158,288       $ 9,492,661
                 FOOD & RELATED (1.74%)
    27,700       Philip Morris Co Inc                                               $ 1,158,656       $ 1,255,156
                 GENERAL BUSINESS & RELATED (4.71%)
    10,100       DuPont (E I) de Nemours                                            $   651,677       $   606,631
    28,500       General Electric Co                                                  1,698,681         2,091,188
    11,500       Kimberly-Clark Corp                                                    550,885           567,094
     2,000       Tribune Co                                                             117,920           124,500
                                                                                    -----------       -----------
                                                                                    $ 3,019,163       $ 3,389,413
                 HEALTHCARE (4.00%)
    17,000       American Home Products Corp                                        $ 1,243,765       $ 1,300,500
    10,200       Lilly (Eli) & Co                                                       688,191           710,175
    11,600       Pfizer Inc                                                             876,786           864,925
                                                                                    -----------       -----------
                                                                                    $ 2,808,742       $ 2,875,600

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 MANUFACTURING PROCESSING (5.55%)
    30,000       Allied Signal Inc                                                  $   963,992       $ 1,168,125
     5,500       Honeywell Inc                                                          428,145           376,750
    12,000       Johnson & Johnson                                                      783,270           790,500
     8,100       Praxair Inc                                                            456,908           364,500
    16,200       Procter & Gamble Co                                                  1,317,727         1,292,963
                                                                                    -----------       -----------
                                                                                    $ 3,950,042       $ 3,992,838
                 MEDICAL EQUIPMENT & SUPPLIES (1.89%)
    27,000       Baxter International Inc                                           $ 1,202,653       $ 1,361,813
                 PHARMACEUTICALS (3.69%)
    12,500       Bristol-Myers Squibb Co                                            $ 1,201,063       $ 1,182,813
    10,900       Merck & Co Inc                                                       1,039,892         1,158,125
     6,100       Smithkline Beecham Plc                                                 293,730           313,769
                                                                                    -----------       -----------
                                                                                    $ 2,534,685       $ 2,654,707
                 REAL ESTATE INVESTMENT TRUSTS (0.88%)
     6,200       Equity Residential Properties Trust                                $   258,951       $   313,488
     7,500       Spieker Properties Inc                                                 227,475           321,563
                                                                                    -----------       -----------
                                                                                    $   486,426       $   635,051
                 RETAIL & RELATED (3.10%)
     8,000       Dayton-Hudson Corp                                                 $   448,899       $   540,000
     3,650       Gap Inc                                                                129,121           129,347
     7,500       Gillette Co                                                            447,088           753,281
    20,400       Wal Mart Stores Inc                                                    836,859           804,525
                                                                                    -----------       -----------
                                                                                    $ 1,861,967       $ 2,227,153
                 SEMICONDUCTORS (1.74%)
     9,600       Intel Corp                                                         $   782,551       $   674,400
    10,100       Motorola Inc                                                           692,099           576,331
                                                                                    -----------       -----------
                                                                                    $ 1,474,650       $ 1,250,731
                 TELECOMMUNICATIONS (11.06%)
    25,800       AT & T Corp                                                        $ 1,277,388       $ 1,580,250
    21,100       Bell Atlantic Corp                                                   1,790,316         1,920,100
    45,000       Ericsson Telefonaktiebolaget L M Class B                             1,475,953         1,679,063
     8,700       France Telecom SA -- Sponsored ADR+ (France)                           319,703           313,200
    13,000       GTE Corp                                                               576,046           679,250
     4,000       Nokia Corp ADR Class A                                                 353,231           280,000
     6,750       Portugal Telecom SA -- Sponsored ADR (Portugal)                        286,385           317,250
    11,900       SBC Communication Inc                                                  719,029           871,675
     4,900       Telecom Italia SPA -- Sponsored ADR (Italy)                            316,932           313,600
                                                                                    -----------       -----------
                                                                                    $ 7,114,983       $ 7,954,388

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

  SHARES                                SECURITY NAME                                  COST              VALUE
                 UNIT INVESTMENT TRUSTS (4.16%)
    30,850       Standard & Poor's Depositary Receipt                               $ 2,998,157       $ 2,990,522
                 UTILITIES (0.56%)
    14,900       Edison International                                               $   384,109       $   405,094
                 TOTAL COMMON STOCKS                                                $59,611,290       $64,129,942
                 WARRANTS (0.002%)
       325       Security Capital Group expires 9/18/98+                            $     2,559       $     1,706

                                                                              INTEREST       MATURITY
PRINCIPAL                                                                       RATE           DATE            VALUE
                 SHORT-TERM INSTRUMENTS (6.56%)
                 REPURCHASE AGREEMENTS (6.56%)
$2,793,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                    6.50%       01/02/98       $ 2,793,000
 1,923,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities (Cost
                 $4,716,000)                                                     6.30        01/02/98         1,923,000
                                                                                                            -----------
                                                                                                            $ 4,716,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $64,329,849)* (Notes 1 and 3)         95.70%                                         $68,847,648
                 Other Assets and Liabilities, Net            4.30                                            3,096,220
                 -----                                      ------                                          -----------
                 TOTAL NET ASSETS                           100.00%                                         $71,943,868
                 -----                                      ======                                          ===========
                 -----

--------------------------------------------------------------------------------
 + Non-income earning securities.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation          $6,030,574
                 Gross Unrealized Depreciation          (1,512,775)
                                                        ----------
                 NET UNREALIZED APPRECIATION            $4,517,799
                                                        ==========

The accompanying notes are an integral part of these financial statements.

MONEY MARKET

Q. What was the seven-day yield as of December 31, 1997?

A. The seven-day yield for the Fund as of December 31, 1997 was 5.17%.

Q. What happened to interest rates during the year?

A. There was considerable uncertainty regarding interest rates early in the year. The bond market slumped in the first quarter in response to inflation fears. This prompted the Federal Reserve to tighten money policy with a 0.25% increase in the federal funds target rate. The markets absorbed this news and gradually yields began to fall for the bench mark 30-year Treasury bond. The yield curve, which measures the spread in yields between short-term to long-term instruments, began to flatten. Short-term rates are vulnerable to swings in market expectations of Federal Reserve policy, but recent comments by Federal Reserve Chairman Alan Greenspan suggest that no further rate hike is likely in the immediate future. We expect rates to move lower as inflation fears recede, and believe that the Federal Reserve may ease monetary policy later in the year if inflation fears continue to recede.

Q. What are some of the market pressures that affect yields?

A. There are a number of influences. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a Federal Reserve rate hike. Cash flows into money market mutual funds are another important factor. The dynamics of supply and demand as managers invest shareholders' cash can drive yields higher or drag them lower, particularly for variable rate securities.

Q. What does "weighted average maturity" tell us about the Fund? How has it changed during the period?

A. Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. It is one of the measures of a fund's sensitivity to interest rate changes. Funds with longer maturities generally are more sensitive to interest rate fluctuations. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces may also make one maturity range relatively more attractive than another. For the most part, the weighted average maturity for the Fund has been fairly steady and in the short-to-intermediate range of 45 to 55 days.

Q. What are repurchase agreements and why are they attractive?

A. A repurchase agreement is as an agreement between the buyer and seller of a security to repurchase the security at an agreed upon time and price. In effect, it's like a loan with the security acting as collateral. Repurchase Agreements are attractive to both parties because they offer a short-term return that usually is greater than market yields, yet they often are less expensive than some traditional loans.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1997
PORTFOLIO OF INVESTMENTS

                                                                             INTEREST         MATURITY
PRINCIPAL                              SECURITY NAME                           RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES 69.21%
                 U.S. TREASURY BILLS 39.39%
$1,500,000       U.S. Treasury Bills                                           4.09%+         01/08/98         $ 1,498,513
 4,340,000       U.S. Treasury Bills                                           5.01+          01/22/98           4,326,374
                                                                                                               -----------
                                                                                                               $ 5,824,887
                 U.S. TREASURY NOTES 29.82%
$  530,000       U.S. Treasury Notes                                           5.13%          04/30/98         $   528,480
   250,000       U.S. Treasury Notes                                           5.13           06/30/98             249,361
   500,000       U.S. Treasury Notes                                           5.88           04/30/98             500,581
 1,200,000       U.S. Treasury Notes                                           6.13           05/15/98           1,201,528
   480,000       U.S. Treasury Notes                                           6.13           08/31/98             481,076
   660,000       U.S. Treasury Notes                                           7.13           10/15/98             667,296
   150,000       U.S. Treasury Notes                                           7.88           01/15/98             150,124
   250,000       U.S. Treasury Notes                                           7.88           04/15/98             251,232
   375,000       U.S. Treasury Notes                                           8.25           07/15/98             380,147
                                                                                                               -----------
                                                                                                               $ 4,409,825
                 TOTAL U.S. TREASURY SECURITIES                                                                $10,234,712
                 (Cost $10,234,712)
                 REPURCHASE AGREEMENTS 59.23%
$2,208,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50%          01/02/98         $ 2,208,000
 3,679,000       HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50           01/02/98           3,679,000
   192,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.30           01/02/98             192,000
 2,679,000       Morgan Stanley & Co Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                  6.50           01/02/98           2,679,000
                                                                                                               -----------
                 TOTAL REPURCHASE AGREEMENTS (Cost $8,758,000)                                                 $ 8,758,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $18,992,712)* (Note 1)           128.44%                                                $18,992,712
                 Other Assets and Liabilities, Net      (28.44)                                                 (4,205,084)
                                                        -------                                                -----------
                 TOTAL NET ASSETS                       100.00%                                                $14,787,628
                                                        =======                                                ===========

--------------------------------------------------------------------------------
+  Yield to maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

US GOVERNMENT ALLOCATION FUND

The US Government Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. Barclay's Global Fund Advisors ("BGFA") serves as sub-investment advisor. The Fund uses a proprietary investment model to assess the relative attractiveness of U.S. Treasury bonds, U.S. Treasury notes and money market instruments over time.

Q. What was the total return for the Fund for the year ended December 31, 1997?

A. The Fund recorded an 7.47% total return for the year.

Q. What happened to interest rates during the year?

A. There was considerable uncertainty regarding interest rates early in the year. The bond market slumped in the first quarter in response to inflation fears, prompting the Federal Reserve to tighten money policy with a 0.25% increase in the federal funds target rate. The markets absorbed this news and gradually yields began to fall for the benchmark 30-year Treasury bond and the yield curve, which measures the spread in yields between short-term to long-term instruments, began to flatten. Short-term rates will always be vulnerable to swings in market expectations of Federal Reserve policy, but recent comments by Fed Chairman Alan Greenspan suggest that no further rate hike is likely in the immediate future. We expect rates to move lower as inflation fears recede, and we may even see the Federal Reserve easing policy later in the year.

Q. Was this "flattened" yield curve reflected in the allocation?

A. Yes. Part of the model's analysis is to adjust for risk while weighing the current relative value of an asset class. What this means, in a sense, is that longer-term bonds are inherently more risky than shorter-term notes because the prices of longer-term bonds are more susceptible to changes in interest rates. Therefore, there has to be enough extra return to justify the additional risk of investing in longer-term debt instruments. This year, the rewards did not justify the risk. Early in the year, the allocation heavily favored the intermediate-term Treasury notes and gradually shifted into a majority cash position by the end of the year. The final allocation was 37% notes, 68% cash, and 8% bonds.

LAT US GOVERNMENT ALLOCATION FUND

          LAT U.S.       LEHMAN         IBC/DONOGHUE   LEHMAN
          GOVERNMENT     BROTHERS       MONEY FUND     BROTHERS
          ALLOCATION     U.S. TREASURY  AVERAGE        U.S. TREASURY
          FUND           BOND INDEX                    NOTE INDEX
          ----------     -------------  ------------   -------------
          10000          10000          10000          10000
          10005          9934           10028          10007
6/94      10000          9840           10058          10009
          10164          10173          10090          10139
          10190          10098          10123          10169
9/94      10061          9780           10158          10085
          10054          9746           10195          10088
          9985           9803           10234          10042
12/94     10041          9954           10277          10074
          10204          10209          10322          10237
          10449          10499          10369          10433
3/95      10518          10590          10416          10490
          10643          10778          10464          10611
          10955          11605          10512          10911
6/95      11029          11740          10560          10983
          11015          11553          10608          10988
          11109          11809          10654          11076
9/95      11209          12026          10701          11150
          11310          12363          10747          11274
          11388          12672          10794          11412
12/95     11487          13009          10841          11526
          11533          13009          10886          11626
          11419          12381          10931          11501
3/96      11402          12134          10975          11445
          11343          11932          11019          11412
          11301          11870          11063          11406
6/96      11427          12122          11107          11519
          11452          12127          11151          11553
          11452          11976          11196          11568
9/96      11646          12306          11241          11716
          11890          12790          11286          11907
          12034          13217          11331          12050
12/96     11945          12893          11376          11985
          11978          12800          11422          12030
          11982          12808          11467          12048
3/97      11839          12481          11513          11977
          12008          12786          11561          12111
          12118          12929          11608          12205
6/97      12252          13180          11657          12309
          12506          13958          11706          12539
          12445          13572          11755          12489
9/97      12586          13940          11804          12625
          12731          14409          11854          12773
          12749          14602          11904          12802
12/97     12838          14845          11954          12907


Total Return for the Year Ended December 31, 1997: 7.47%
Three Year Average Annual Total Return: 8.54%
Average Annual Total Return Since Inception: 6.89%.
30 day SEC yield: 5.23% as of December 31, 1997.
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2-10 year notes.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the U.S. Government Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more of less than their original cost.

      6. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio during the 30 days ended December 31, 1997.

      7. During 1997, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns and yield would have been lower.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1997 PORTFOLIO OF INVESTMENTS

                                                                            INTEREST         MATURITY
PRINCIPAL                              SECURITY NAME                          RATE             DATE              VALUE
                 U.S. TREASURY SECURITIES--112.48%
                 U.S. TREASURY BILLS--68.03%
$3,048,000       U.S. Treasury Bills                                          4.71%+         01/15/98         $ 3,041,711
   323,000       U.S. Treasury Bills                                          5.00+          02/05/98             321,393
 3,059,000       U.S. Treasury Bills                                          5.00+          02/26/98           3,034,266
 6,159,000       U.S. Treasury Bills                                          5.01+          01/22/98           6,140,274
    78,000       U.S. Treasury Bills                                          5.02+          02/19/98              77,416
 3,618,000       U.S. Treasury Bills                                          5.10+          03/05/98           3,585,912
    52,000       U.S. Treasury Bills                                          5.13+          03/26/98              51,384
                                                                                                              -----------
                                                                                                              $16,252,356
                 U.S. TREASURY BONDS--7.92%
$  250,000       U.S. Treasury Bonds                                         10.75%          05/15/03         $   306,953
   300,000       U.S. Treasury Bonds                                         11.13           08/15/03             376,500
   600,000       U.S. Treasury Bonds                                         11.88           11/15/03             780,375
   300,000       U.S. Treasury Bonds                                         13.75           08/15/04             429,750
                                                                                                              -----------
                                                                                                              $ 1,893,578
                 U.S. TREASURY NOTES--36.53%
$2,150,000       U.S. Treasury Notes                                          5.75%          08/15/03         $ 2,152,017
 1,000,000       U.S. Treasury Notes                                          5.88           02/15/04           1,009,063
 1,800,000       U.S. Treasury Notes                                          6.25           02/15/03           1,841,063
 1,150,000       U.S. Treasury Notes                                          7.25           05/15/04           1,241,281
 1,150,000       U.S. Treasury Notes                                          7.25           08/15/04           1,243,079
   750,000       U.S. Treasury Notes                                          7.88           11/15/04             838,360
   300,000       U.S. Treasury Notes                                         12.38           05/15/04             404,344
                                                                                                              -----------
                                                                                                              $ 8,729,207
                 TOTAL U.S. TREASURY SECURITIES                                                               $26,875,141
                 (Cost $26,646,994)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $26,646,994)* (Notes 1 and 3)    112.48%                                               $26,875,141
                 Other Assets and Liabilities, Net      (12.48)                                               (2,981,362)
                                                        -------                                               -----------
                 TOTAL NET ASSETS                       100.00%                                               $23,893,779
                                                        =======                                               ===========

--------------------------------------------------------------------------------
+  Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation       $228,960
                Gross Unrealized Depreciation           (813)
                                                    --------
                NET UNREALIZED APPRECIATION         $228,147
                                                    ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                                    U.S.
                                                        Asset            Growth and             Money            Government
                                                     Allocation            Income              Market            Allocation
                                                        Fund                Fund                Fund                Fund
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at identified cost (Note 3)
    (Includes repurchase agreements of $8,758,000
    for the Money Market Fund)                       $84,739,465         $64,329,849         $18,992,712         $26,646,994
  In securities, at market value                     $86,054,060         $68,847,648         $18,992,712         $26,875,141
Cash                                                         860               1,316               2,562                 421
Receivables:
  Dividends and interest                                 441,151              95,331              64,875             207,112
  Fund shares sold                                     1,122,949           3,341,544              80,553             120,137
Prepaid expenses                                           4,758                 929                   0                 331
TOTAL ASSETS                                          87,623,778          72,286,768          19,140,702          27,203,142
LIABILITIES
Variation margin on futures contracts                     19,700                   0                   0                   0
Payables:
  Investment securities purchased                              0             125,118                   0                   0
  Distribution to shareholders                         1,025,129             172,105              80,553             120,139
  Fund shares redeemed                                         0                   0           4,238,947           3,142,712
  Due to co-administrator (Note 2)                         1,424               1,134                 318                 451
  Due to adviser (Note 2)                                 55,415              40,308               7,523              13,939
Accrued expenses                                          16,254               4,235              25,733              32,122
TOTAL LIABILITIES                                      1,117,922             342,900           4,353,074           3,309,363
TOTAL NET ASSETS                                     $86,505,856         $71,943,868         $14,787,628         $23,893,779
Net assets consist of:
Paid-in Capital                                      $82,609,421         $64,221,389         $14,787,628         $23,559,783
Undistributed net realized gain on investments         1,863,490           3,204,680                   0             105,849
Net unrealized appreciation of futures                   718,350                   0                   0                   0
Net unrealized appreciation of investments             1,314,595           4,517,799                   0             228,147
TOTAL NET ASSETS                                     $86,505,856         $71,943,868         $14,787,628         $23,893,779
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  (NOTE 4)
Net assets                                           $86,505,856         $71,943,868         $14,787,628         $23,893,779
Shares outstanding                                     7,217,104           4,285,400          14,787,632           2,327,003
Net asset value and offering price                        $11.99              $16.79               $1.00              $10.27
----------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                           Asset            Growth and          Money           U.S. Government
                                                        Allocation            Income            Market            Allocation
                                                           Fund                Fund              Fund                Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                             $         0         $  716,607         $      0           $        0
  Interest                                                4,212,871            260,785          872,937            1,228,097
TOTAL INCOME                                              4,212,871            977,392          872,937            1,228,097
EXPENSES (NOTE 2)
  Advisory fees                                             419,704            318,232           71,778              115,022
  Administration fees                                        36,082             28,024            8,107               10,010
  Custody fees                                                    0             17,858            5,742                    0
  Portfolio accounting fees                                       0             59,430           35,141                    0
  Transfer agency fees                                       94,187             71,653           15,412               25,864
  Legal and audit fees                                       28,977             24,361           19,591               22,206
  Registration fees                                           4,131              1,000                0                1,000
  Directors' fees                                            11,856             11,856           11,856               11,856
  Other                                                       2,095              1,556            2,569                  715
TOTAL EXPENSES                                              597,032            533,970          170,196              186,673
Less: Waived Fees and Reimbursed Expenses                   (38,227)          (189,332)         (85,698)             (63,992)
Net Expenses                                                558,805            344,638           84,498              122,681
NET INVESTMENT INCOME                                     3,654,066            632,754          788,439            1,105,416
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments and futures
    contracts                                             8,763,882          6,848,993                0              149,427
  Net unrealized appreciation of futures contracts          496,725                  0                0                    0
  Net change in unrealized appreciation of investments      706,325            143,053                0              204,961
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS           9,966,932          6,992,046                0              354,388
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $13,620,998         $7,624,800         $788,439           $1,459,804
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Asset                               Growth and
                                                                    Allocation                              Income
                                                                       Fund                                  Fund
                                                         --------------------------------      --------------------------------
                                                            For the            For the            For the            For the
                                                          Year Ended         Year Ended         Year Ended         Year Ended
                                                         Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                   $ 3,654,066        $ 2,121,841        $   632,754        $   321,626
  Net realized gain (loss) on sale of investments and
    futures contracts                                       8,763,882          2,464,924          6,848,993            670,537
  Net unrealized appreciation of futures contracts            496,725             37,850                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                               706,325            (24,131)           143,053          3,407,928
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       13,620,998          4,600,484          7,624,800          4,400,091
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               (3,654,066)        (2,121,841)          (632,754)          (321,626)
  From net realized gain on sales of investments           (7,395,696)        (2,300,431)        (3,829,806)          (514,688)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                28,067,836         25,372,586         33,001,835         19,876,206
  Reinvestment of dividends                                11,049,762          4,422,270          4,462,560            836,312
  Cost of shares redeemed                                  (6,979,919)        (3,642,899)        (2,063,405)        (1,815,249)
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                                    32,137,679         26,151,957         35,400,990         18,897,269
INCREASE IN NET ASSETS                                     34,708,915         26,330,169         38,563,230         22,461,046

NET ASSETS
  Beginning net assets                                     51,796,941         25,466,772         33,380,638         10,919,592
  ENDING NET ASSETS                                       $86,505,856        $51,796,941        $71,943,868        $33,380,638

SHARES ISSUED AND REDEEMED:
  Shares sold                                               2,314,085          2,210,668          1,974,920          1,407,558
  Shares issued in reinvestment of dividends                  914,141            385,749            261,363             56,387
  Shares redeemed                                            (548,327)          (318,474)          (127,163)          (133,606)
NET INCREASE IN SHARES OUTSTANDING                          2,679,899          2,277,943          2,109,120          1,330,339
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Money                                     U.S. Government
                                                                      Market                                         Allocation
                                                                       Fund                                                Fund
                                                         --------------------------------      --------------------------------
                                                            For the               For the            For the            For the
                                                          Year Ended           Year Ended         Year Ended         Year Ended
                                                         Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                   $   788,439        $   442,922        $ 1,105,416        $   470,850
  Net realized gain (loss) on sale of investments                   0                225            149,427             (3,569)
  Net unrealized appreciation of futures contracts                  0                  0                  0                  0
  Net unrealized appreciation (depreciation) of
    investments                                                     0                  0            204,961            (32,071)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          788,439            443,147          1,459,804            435,210
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (788,439)          (442,922)        (1,105,416)          (470,850)
  From net realized gain on sales of investments                    0               (225)           (40,057)                 0
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                20,957,328         15,213,897         12,942,563          8,754,298
  Reinvestment of dividends                                   788,439            443,145          1,145,473            470,850
  Cost of shares redeemed                                 (19,625,090)        (8,813,439)        (4,035,922)          (517,327)
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 4)                                     2,120,677          6,843,603         10,052,114          8,707,821
INCREASE IN NET ASSETS                                      2,120,677          6,843,603         10,366,445          8,672,181
NET ASSETS:
  Beginning net assets                                     12,666,951          5,823,348         13,527,334          4,855,153
  ENDING NET ASSETS                                       $14,787,628        $12,666,951        $23,893,779        $13,527,334
SHARES ISSUED AND REDEEMED:
  Shares sold                                              20,957,328         15,213,897          1,273,335            868,061
  Shares issued in reinvestment of dividends                  788,439            443,145            112,789             46,768
  Shares redeemed                                         (19,625,090)        (8,813,439)          (394,100)           (51,054)
NET INCREASE IN SHARES OUTSTANDING                          2,120,677          6,843,603            992,024            863,775
-------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  Asset Allocation Fund
                                                              --------------------------------------------------------------
                                                                                                              From inception
                                                                                                               on April 15,
                                                              Year Ended      Year Ended      Year Ended         1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,          Dec. 31,
                                                                 1997            1996            1995              1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 11.42         $ 11.27         $  9.71            $10.00
  Net investment income                                           0.60            0.56            0.55              0.30
  Net realized and unrealized gain (loss) on investments          1.73            0.69            2.21             (0.19)
                                                               -------         -------         -------            ------
TOTAL FROM INVESTMENT OPERATIONS                                  2.33            1.25            2.76              0.11
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.60)          (0.56)          (0.55)            (0.30)
  Distributions from net realized gain                           (1.16)          (0.54)          (0.65)            (0.10)
                                                               -------         -------         -------            ------
TOTAL FROM DISTRIBUTIONS                                         (1.76)          (1.10)          (1.20)            (0.40)
                                                               -------         -------         -------            ------
NET ASSET VALUE, END OF PERIOD                                 $ 11.99         $ 11.42         $ 11.27            $ 9.71
                                                               =======         =======         =======            ======
Total Return*                                                   20.88%          11.46%          28.95%             1.13%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $86,506         $51,797         $25,467            $7,464
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.80%           0.69%           0.41%             0.00%
  Ratio of net investment income to average net assets           5.20%           5.34%           5.58%             6.30%
  Portfolio turnover                                              156%              4%             97%                0%
  Average commission rate paid(1)                                  N/A             N/A             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 0.85%           0.80%           1.22%             2.24%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses                 5.15%           5.23%           4.77%             4.06%
----------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                  Growth and Income Fund
                                                              --------------------------------------------------------------
                                                                                                              From inception
                                                                                                               on April 12,
                                                              Year Ended      Year Ended      Year Ended         1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,          Dec. 31,
                                                                 1997            1996            1995              1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 15.34         $ 12.91         $ 10.30            $10.00
  Net investment income                                           0.19            0.20            0.22              0.14
  Net realized and unrealized gain (loss) on investments          2.48            2.68            2.77              0.30
                                                               -------         -------         -------            ------
TOTAL FROM INVESTMENT OPERATIONS                                  2.67            2.88            2.99              0.44
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.19)          (0.20)          (0.22)            (0.14)
  Distributions from net realized gain                           (1.03)          (0.25)          (0.16)             0.00
                                                               -------         -------         -------            ------
TOTAL FROM DISTRIBUTIONS                                         (1.22)          (0.45)          (0.38)            (0.14)
                                                               -------         -------         -------            ------
NET ASSET VALUE, END OF PERIOD                                 $ 16.79         $ 15.34         $ 12.91            $10.30
                                                               =======         =======         =======            ======
Total Return*                                                   17.33%          22.44%          29.19%             4.47%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $71,944         $33,381         $10,920            $2,136
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.65%           0.60%           0.43%             0.00%
  Ratio of net investment income to average net assets           1.19%           1.53%           2.05%             3.00%
  Portfolio turnover                                              124%             95%             84%               21%
  Average commission rate paid(1)                              $0.0725         $0.0810             N/A               N/A
----------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses:                                1.01%           1.12%           2.02%            10.18%
  Ratio of net investment income(loss) to average net assets
    prior to waived fees and reimbursed expenses:                0.83%           1.01%           0.46%            (7.18%)
----------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                                        Money Market Fund
                                                              -----------------------------------------------------------
                                                                                                           From inception
                                                                                                             on May 19,
                                                              Year Ended      Year Ended      Year Ended      1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
                                                                 1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  1.00         $  1.00          $ 1.00         $ 1.00
  Net investment income                                           0.05            0.05            0.05           0.03
  Net realized and unrealized gain (loss) on investments          0.00            0.00            0.00           0.00
                                                               -------         -------          ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.05            0.05            0.05           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.05)          (0.05)          (0.05)         (0.03)
  Distributions from net realized gain                            0.00            0.00            0.00           0.00
                                                               -------         -------          ------         ------
TOTAL FROM DISTRIBUTIONS                                         (0.05)          (0.05)          (0.05)         (0.03)
                                                               -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD                                 $  1.00         $  1.00          $ 1.00         $ 1.00
                                                               =======         =======          ======         ======
Total Return*                                                    5.04%           4.72%           5.41%          2.71%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $14,788         $12,667          $5,823         $1,492
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.53%           0.51%           0.42%          0.00%
  Ratio of net investment income to average net assets           4.95%           4.64%           5.15%          4.63%
  Portfolio turnover                                               N/A             N/A             N/A            N/A
  Average commission rate paid(1)                                  N/A             N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 1.07%           1.22%           3.83%         11.43%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses          4.41%           3.93%           1.74%         (6.80%)
-------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                          U.S. Government Allocation Fund
                                                              -----------------------------------------------------------
                                                                                                           From inception
                                                                                                            on April 26,
                                                              Year Ended      Year Ended      Year Ended      1994 to
                                                               Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
                                                                 1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.13         $ 10.30          $ 9.63         $10.00
  Net investment income                                           0.58            0.56            0.60           0.40
  Net realized and unrealized gain (loss) on investments          0.15           (0.17)           0.77          (0.37)
                                                               -------         -------          ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                  0.73            0.39            1.37           0.03
LESS DISTRIBUTIONS:
  Dividends from net investment income                           (0.58)          (0.56)          (0.60)         (0.40)
  Distributions from net realized gain                           (0.01)           0.00           (0.10)          0.00
                                                               -------         -------          ------         ------
TOTAL FROM DISTRIBUTIONS                                         (0.59)          (0.56)          (0.70)         (0.40)
                                                               -------         -------          ------         ------
NET ASSET VALUE, END OF PERIOD                                 $ 10.27         $ 10.13          $10.30         $ 9.63
                                                               =======         =======          ======         ======
Total Return*                                                    7.47%           3.99%          14.40%          0.41%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)                              $23,894         $13,527          $4,855         $  866
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED):
  Ratio of expenses to average net assets                        0.64%           0.60%           0.45%          0.00%
  Ratio of net investment income to average net assets           5.75%           5.75%           5.82%          7.35%
  Portfolio turnover                                              135%            222%            405%           130%
  Average commission rate paid(1)                                  N/A             N/A             N/A            N/A
-------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets prior to waived
    fees and reimbursed expenses                                 0.97%           1.18%           2.46%         12.73%
  Ratio of net investment income (loss) to average net
    assets prior to waived fees and reimbursed expenses          5.42%           5.17%           3.81%         (5.38%)
-------------------------------------------------------------------------------------------------------------------------
(1) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 * Total returns do not include any sales charges.

** Not annualized.

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of four separate diversified funds (the "Funds"): the Asset Allocation, Growth and Income, Money Market, and U.S. Government Allocation Funds.

The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

NON-MONEY MARKET FUNDS -- All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Futures contracts are marked to market daily at their respective settlement prices determined by the relevant exchange. Securities for which quotations are not readily available are valued at fair value as determined by policies approved by the Trust's Board of Trustees (the "Board").

MONEY MARKET FUND -- The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months) and uses the amortized cost method to value these securities. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. Any repurchase agreements held in the Funds are collateralized by instruments such as U.S. Treasury or federal agency obligations.

FUTURES CONTRACTS

The Asset Allocation and U.S. Government Allocation Funds may purchase futures contracts to gain exposure to market changes. This procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation Fund and the U.S. Government Allocation Fund may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. On December 31, 1997 the Asset Allocation Fund held the following long futures contracts:

                                                                                     Notional              Net Unrealized
      Contracts                     Type                Expiration Date           Contract Value            Depreciation
-------------------------------------------------------------------------------------------------------------------------
   18                           S&P 500 Index                March 1998            $ 4,405,950                $ 30,650
  188                           S&P 500 Index                 June 1998            $46,487,700                $687,700

The Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $2,500,000.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Asset Allocation and Growth and Income Funds, if any, are declared and distributed quarterly. Dividends from net investment income of the U.S. Government Allocation Fund, if any, are declared and distributed monthly. Dividends from net investment income of the Money Market Fund, if any, are declared daily and distributed monthly. Distributions to shareholders from net realized capital gains are declared and distributed annually.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1997. The Funds had no net capital loss carryforwards at December 31, 1997.

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with WFB. Pursuant to the contracts, WFB has agreed to provide the Funds with daily portfolio management. Under the contracts with the Asset Allocation, Growth and Income, and U.S. Government Allocation Funds, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of such Funds' average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of such Fund's average daily net assets.

Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") and indirect subsidiary of Barclays Bank PLC, currently acts as sub-adviser to the Asset Allocation and U.S. Government Allocation Funds. BGFA is entitled to receive from WFB, as compensation for its sub-advisory services, monthly fees at the annual rates of 0.20% and 0.15% of the average daily net assets of the Asset Allocation and U.S. Government Allocation Funds, respectively.

BGI, a wholly-owned subsidiary of Barclays Global Investors Holdings Inc., currently acts as custodian to the Asset Allocation and U.S. Government Allocation Funds. BGI will not be entitled to receive compensation for its custodial services so long as BGFA is entitled to receive compensation for providing investment sub-advisory services to such Funds.

The Trust has entered into contracts on behalf of the Growth and Income and Money Market Funds with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for such Funds. Pursuant to the contracts, WFB is entitled to certain transaction charges plus an annual fee for custody services at an annual rate of

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

0.0167% of the average daily net assets of each Fund. For portfolio accounting services, WFB is entitled to receive a monthly base fee from each such Fund of $2,000 plus an annual fee of 0.07% of the first $50 million of each such Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each such Fund's average daily net assets in excess of $100 million.

The Trust has entered into a contract on behalf of the Funds with WFB, whereby WFB provides transfer agency services for the Funds. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Growth and Income and U.S. Government Allocation Funds, and 0.10% of the average daily net assets of the Money Market Fund. Prior to February 1, 1997, WFB was entitled to receive transfer agency fees at an annual rate of 0.05% of the Funds' average daily net assets.

The Trust has entered into administration agreements on behalf of the Funds whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Funds with administrative services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Funds and was entitled to receive a monthly fee at the annual rate of 0.03% of each Fund's average daily net assets.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees and reimbursed expenses on the Statement of Operations for the year ended December 31, 1997 were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one director of the Trust are also officers of Stephens. As of December 31, 1997, Stephens owned 3,663 shares of the Asset Allocation Fund, 2,887 shares of the Growth and Income Fund, 29,934 shares of the Money Market Fund and 3,125 shares of the U.S. Government Allocation Fund.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Funds for the year ended December 31, 1997 were as follows:

                                                                Asset              Growth and            U.S. Government
                                                             Allocation              Income                Allocation
              AGGREGATE PURCHASES AND SALES:                    Fund                  Fund                    Fund
------------------------------------------------------------------------------------------------------------------------
  Purchases at cost                                          $54,025,001           $86,685,458               $16,909,477
  Sales proceeds                                             $59,730,665           $60,255,558               $17,437,324
------------------------------------------------------------------------------------------------------------------------

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of capital stock. Capital share transactions for each of the Funds for the years ended December 31, 1997 and December 31, 1996 are disclosed in detail in the Statements of Changes in Net Assets.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1997

5.   SUBSEQUENT EVENTS

On October 30, 1997, the Board approved a name change of the Growth and Income Fund to the Growth Fund, effective May 1, 1998. Additionally, effective May 1, 1998, the Asset Allocation and U.S. Government Funds will be charged portfolio accounting fees at the same rates currently charged to the Growth and Income and Money Market Funds.

On January 29, 1998, the Board approved a change to the administration and co-administration agreements and the shareholder servicing agreements for the Funds. WFB and Stephens will be entitled to receive 0.03% and 0.04%, respectively, of each Fund' s average daily net assets for administration services. Additionally, American Skandia Life Assurance Company will be entitled to receive 0.25% of each Fund's average daily net assets for shareholder services. These fee changes will take effect on May 1, 1998.

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
  LIFE & ANNUITY TRUST:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, Growth and Income Fund, Money Market Fund and U.S. Government Allocation Fund (constituting Life & Annuity Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Life & Annuity Trust as of December 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

San Francisco, California
February 6, 1998

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                                       34

American Skandia Life
Assurance Corporation
Tower One Corporate Drive
Shelton, CT 06484

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       This report and the financial statements contained herein are submitted for the general information of the contract holders of the Stagecoach Variable Annuity, the Stagecoach Variable Annuity Plus, and the Stagecoach Extra Credit Variable Annuity. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-680-8920. Read the prospectus carefully before you invest.

(LOGO)PRINTED ON RECYCLED PAPER      (C)1998 AMERICAN SKANDIA     VA05001 (2/98)